UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2026

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Medpace Way

Cincinnati, Ohio 45227

(Address of Principal Executive Offices, and Zip Code)

(513) 579-9911

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MEDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Medpace Holdings, Inc. (the “Company”) 2026 Annual Meeting of Stockholders held on May 15, 2026 (the “2026 Annual Meeting”), stockholders approved separate amendments (the “Amendments”) to the Restated Certificate of Incorporation of the Company, each as described in the Company’s proxy materials related to the 2026 Annual Meeting, (i) to remove supermajority voting requirements and (ii) to remove the limitation on stockholders calling special meetings of stockholders. The Amendments became effective immediately upon the filing of a certificate of amendment setting forth the same with the Secretary of State of the State of Delaware on May 18, 2026. Following the filing of this certificate of amendment, the Company filed a Restated Certificate of Incorporation of the Company integrating the same with the Secretary of State of the State of Delaware on May 18, 2026, which became effective upon filing.

In connection with the Amendments, the Board approved amendments to the Second Amended and Restated Bylaws of the Company to remove the limitation on stockholders calling special meetings of stockholders, to provide one or more stockholders as a group owning at least 25% of the voting power of the Company’s outstanding shares the right to call a special meeting, and to implement other conforming and clarifying changes (the “Bylaw Amendments”). The right of stockholders to request that the Company call special meetings is also subject to notice, information, and other requirements and limitations set forth in the Third Amended and Restated Bylaws of the Company, including a requirement that the requesting stockholders must have continuously owned at least 25% of the voting power of our outstanding shares for one year.

The foregoing summaries of the Amendments and the Bylaw Amendments are qualified in their entirety by reference to the full text of the Restated Certificate of Incorporation and the Third Amended and Restated Bylaws, as set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 15, 2026, the Company held its 2026 Annual Meeting.

(b)	Stockholders voted on the matters set forth below.

Proposal 1 — Election of Directors

The following nominees were elected to the Company’s Board of Directors to serve as Directors until the Company’s 2027 Annual Meeting of Stockholders based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Brian T. Carley (Class I)	22,251,529	2,170,699	1,545,538
Femida H. Gwadry-Sridhar (Class I)	23,736,619	685,609	1,545,538
Robert O. Kraft (Class I)	22,148,880	2,273,348	1,545,538
August J. Troendle (Class III)	23,900,589	521,639	1,545,538
Dani S. Zander (Class III)	23,721,072	701,156	1,545,538

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,269,569	675,125	23,072	—

Proposal 3 — Advisory Vote on the Compensation of Our Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,656,335	1,737,558	28,335	1,545,538

Proposal 4 — Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers received the following votes:

Votes For One Year	Votes For Two Years	Votes For Three Years	Votes Abstained
23,989,262	12,741	402,376	17,849

Proposal 5 — Amendment to the Company’s Certificate of Incorporation to Remove Supermajority Voting Requirements.

The proposal to amend the Company’s Certificate of Incorporation to remove supermajority voting requirements was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,311,938	95,085	15,205	1,545,538

Proposal 6 — Amendment to the Company’s Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders.

The proposal to amend the Company’s Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,596,141	322,485	1,503,602	1,545,538

Proposal 7 — Advisory Vote on Stockholder Proposal

The non-binding advisory stockholder proposal regarding giving shareholders an ability to call for a special shareholder meeting received the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,306,071	16,081,493	34,664	1,545,538

(c) Not applicable.

(d) Based upon the results set forth in item (b) (Proposal 4) above, and consistent with the Board’s recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Restated Certificate of Incorporation

3.2	Third Amended and Restated Bylaws

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date: May 19, 2026	By:	/s/ Stephen P. Ewald
	Name:	Stephen P. Ewald
	Title:	General Counsel and Corporate Secretary